Exhibit 99.1



                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         The undersigned, Chief Executive Officer and Chief Financial Officer of DVL, Inc. (the "Company"), each hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Company's Quarterly Report on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Alan Casnoff
-----------------------
Alan E.  Casnoff
Chief Executive Officer
November 13, 2002




/s/Jay Thailer
-----------------------
Jay Thailer
Chief Financial Officer
November 13, 2002









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